UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 30, 2015
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square , Suite B

 San Diego, CA 92121

(Address of principal executive offices)

(800) 814-4550

 (Registrant’s telephone number, including area code)

4225 Executive Square, Suite 600
La Jolla, California 92037

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

MyDx, Inc. (the “Company”) is filing this Amendment No. 1 (the “Form 8-K/A”) to our Current Report on Form 8-K (the “Original Form 8-K”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2015. This Form 8-K/A (i) amends Item 4.01 of the Original Form 8-K to reference the Company’s receipt of the consent letter from the Company’s previous independent auditor, Cutler &Co. LLC; and (ii) amends and restates in its entirety Item 7.01 and Item 9.01 of the Original Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K, which continues to speak as of the date of the Original Form 8-K. Except as specifically noted above, this Form 8-K/A does not modify or update disclosures in the Original Form 8-K. Accordingly, except as specifically noted above, this Form 8-K/A does not reflect events occurring after the filing of the Original Form 8-K or modify or update any related or other disclosures.

Item 4.01.        Change in Registrant’s Certifying Accountant.

A copy of the disclosure made by the Company in the Original Form 8-K was provided to Cutler & Co. LLC prior to the date of filing of the Original Form 8-K, and Cutler & Co. LLC was requested to furnish the Company with a copy of a letter addressed to the SEC stating that it agrees with the statements made by the Company in Item 4.01 of the Original Form 8-K. A copy of this letter from Cutler & Co. LLC dated May 13, 2015 has been received by the Company and is filed as an exhibit to this Form 8-K/A.

Item 7.01.        Regulation FD Disclosure.

On May 5, 2015, the Company issued a press release announcing consummation of the Merger with CDx pursuant to the Merger Agreement. A copy of the press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.4 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act.

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Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 9, 2015, by and among Brista Corp., CDX Merge, Inc. and CDx, Inc.(1)
3.2	Amendment to Articles of Incorporation (2)
10.1	Joint Development Agreement, dated as of November 1, 2013, by and between CDx, Inc. and Next Dimension Technologies, Inc. (3)
10.2	Patent Assignments, dated as of July 2, 2014, by and between CDx, Inc. and Richard Rouse.
10.3	Employment Agreement, dated as of October 15, 2014, between CDx and Daniel Yazbeck
10.4	Form of Series A Preferred Investor Rights Agreement, dated as of March 2014, by and among CDx and the investors party thereto.
10.5	Form of Series B Preferred Stock and Warrant Purchase Agreement, dated as of October 2014, by and between CDx and the investors party thereto.
10.6	Form of Registration Rights Agreement, dated as of October 2014, by and among CDx and the investors party thereto.
10.7	Form of Series B Preferred Warrant
10.8	2015 Equity Incentive Plan
10.9	Office Lease dated April 1, 2015
10.10	Amendment No. 1 dated April 21, 2014 to Joint Development Agreement, dated as of November 1, 2013, by and between CDx, Inc. and Next Dimension Technologies, Inc.(3)
10.11	Amendment No. 2 dated July 1, 2014 to Joint Development Agreement, dated as of November 1, 2013, by and between CDx, Inc. and Next Dimension Technologies, Inc.(3)
10.12	Amendment No. 3 dated March 13, 2015 to Joint Development Agreement, dated as of November 1, 2013, by and between CDx, Inc. and Next Dimension Technologies, Inc.(3)
10.13	Amendment No. 4 dated May 1, 2015 to Joint Development Agreement, dated as of November 1, 2013, by and between CDx, Inc. and Next Dimension Technologies, Inc.
10.14	Amendment No. 5 dated May 5, 2015 to Joint Development Agreement, dated as of November 1, 2013, by and between CDx, Inc. and Next Dimension Technologies, Inc. (3)
14.1	Code of Ethics
16.1	Consent of Cutler & Co., LLC dated May 13, 2015
23.1	Consent of Cutler & Co., LLC dated April 28, 2015
99.1	CDx, Inc. audited financial statements for the fiscal years ended December 31, 2014 and 2013
99.2	Brista Corp. audited financial statements for the years ended July 31, 2014 and July 31, 2013 and unaudited financial statements for the period ending January 31, 2015
99.3	Pro Forma Financial Information
99.4	Press Release dated May 5, 2015

(1)	Incorporated by reference to the Company’s Form 8-K filed with the SEC on April 14, 2015.
(2)	Incorporated by reference to the Company’s Form 8-K filed with the SEC on April 29, 2015.
(3)	The Company has requested confidential treatment for portions of this agreement. Accordingly, certain portions of this agreement have been omitted in the version filed with this report and such confidential portions have been filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: May 19, 2015	/s/Thomas L. Gruber
Thomas L. Gruber
Chief Financial Officer

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